                                                                 EXHIBIT 10.1.40

                                ORDINANCE 96-32



AN ORDINANCE OF THE CITY OF SOUTH SIOUX CITY, NEBRASKA AMENDING SECTION 10-922 OF THE SOUTH SIOUX CITY MUNICIPAL CODE AS IT CONCERNS FRANCHISE PAYMENTS FOR CABLE TELEVISION; REPEALING SECTION 10-907 OF THE SOUTH SIOUX CITY MUNICIPAL CODE AS IT RELATES TO A PUBLIC ACCESS OPTION; REPEALING ALL ORDINANCES OR PARTS OF ORDINANCES IN CONFLICT HEREWITH; AND PROVIDING A TIME WHEN THIS ORDINANCE SHALL BE IN FULL FORCE AND EFFECT.


    BE IT ORDAINED BY THE MAYOR AND COUNCIL OF THE CITY OF SOUTH SIOUX CITY,
NEBRASKA:

    SECTION 1: That Section 10-922 of the South Sioux City Municipal Code be amended to read as follows:

Section 10-922 CABLE TELEVISION; FRANCHISE PAYMENTS. The Company shall pay to
               -------------------------------------
the City for the use of the streets and other facilities of the City in the operation of the CATV system and for the Municipal supervision thereof a franchise fee. Actual details of the fees shall be set by resolution of the Governing Body and are available for inspection at the office of the City Clerk. The Company shall file with the City Clerk within thirty (30) days after the expiration of each half year ending on January 1, and July 1, during the period this franchise shall be in force, a financial statement showing in detail the annual gross receipts of the portion of the Company's operation relating to the South Sioux City system during the preceding semi-annual period. It shall be the duty of the Company to pay to the City at the time of filing such statement the franchise fee prescribed. The Company shall also file within ninety (90) days following the conclusion of each fiscal year an annual report showing the yearly total gross receipts from the South Sioux City, Nebraska system and payments to the City for such fiscal year. Annually, but no later than the first day of the twelfth (12th) month of the fiscal year, the City may request in writing to have the above annual report audited by an independent Certified Public Accountant(s), approved by the City at the City's expense, in accordance with Statements on Auditing Standards applicable to special reports as set forth by the American Institute of Certified Public Accountants.

    In the event this franchise should be terminated or forfeited prior to the end of the basic five (5) year term or any extension thereof, the Company shall within thirty (30) days submit to the City Council a financial statement prepared as before required, showing the gross receipts of the Company for the time elapsed since the last period for which the Company has paid to the City the required percentage of gross annual receipts, and the Company shall pay to the City not later than thirty (30) days following the termination of the franchise, a like percentage of such gross receipts based on the then current franchise fee, pro-rated accordingly.

    In the event that any payment is not made on or before the applicable date fixed herein, interest on such payments shall apply from such date at the annual rate allowed by law on delinquent real estate taxes as set forth in Section 45-104.01, R.R.S., at the time such payment was due.

    No acceptance of any payment by the City shall be construed as a release of or an accord or satisfaction of any claim the City might have for further or additional sums payable under the terms of this Article or for any other performance or obligation of the Company hereunder.

    Payments of compensation made by the Company to the City pursuant to the provisions of this Article shall not be considered in the nature of a tax but shall be in addition to any and all taxes which are now or hereafter required to be paid by any law of the United States, the State of Nebraska, County of Dakota, or the City.

    SECTION 2: That Section 10-907 of the South Sioux City Municipal Code and
Section 7 of Ordinance No. 83-4 be repealed.

    SECTION 3: That all ordinances or parts of ordinances in conflict herewith are hereby repealed.

    SECTION 4: That this ordinance shall be in full force and effect on January 1, 1997 after its passage, approval and publication as provided by law.

    PASSED AND APPROVED this 30th day of December 1996.
                             ----        --------



                                        /s/ [SIGNATURE ILLEGIBLE]
                                        ---------------------------------------
                                        MAYOR



ATTEST:

/s/ [SIGNATURE ILLEGIBLE]
---------------------------------
CITY CLERK


(SEAL)

                              ORDINANCE NO. 96-31


AN ORDINANCE OF THE CITY OF SOUTH SIOUX CITY, NEBRASKA AMENDING ORDINANCE NO. 83-4 AND ORDINANCE NO. 86-22, RENEWING AND AMENDING THE FRANCHISE FOR A COMMUNITY ANTENNA TELEVISION SYSTEM GRANTED BY THE CITY OF SOUTH SIOUX CITY, NEBRASKA TO JONES CABLE INCOME FUND I-B/C VENTURE, A COLORADO PARTNERSHIP, SUCCESSOR IN INTEREST TO NORTHEAST NEBRASKA CABLEVISION LIMITED PARTNERSHIP, A NEBRASKA LIMITED PARTNERSHIP, SUCCESSOR IN INTEREST TO APOLLO COMMUNICATIONS, INC., D/B/A SOO CABLE TV COMPANY, A KANSAS CORPORATION; AMENDING SECTIONS 10-910, 10-919, 10-925 OF THE SOUTH SIOUX CITY MUNICIPAL CODE; REPEALING ALL ORDINANCES OR PARTS OF ORDINANCES IN CONFLICT HEREWITH AND PROVIDING A TIME WHEN THIS ORDINANCE SHALL BE IN FULL FORCE AND EFFECT.



    WHEREAS, on May 3, 1983 the City Council for the City of South Sioux City, Nebraska (the "City Council") enacted Ordinance No. 83-4 granting Apollo Communications, Inc., d/b/a Soo Cable TV Company, a Kansas corporation ("Apollo"), the right to construct, install, operate and maintain in and along the streets, alleys and public ways, and elsewhere within the corporate limits of the City of South Sioux City, Nebraska, a community antenna television system (the "Franchise"), which took effect on July 1, 1983; and,

    WHEREAS, on July 15, 1986, the City Council enacted Ordinance No. 86-22 amending Section 10 of Ordinance No. 83-4 amending the number of channels to be provided over the community antenna television system ("CATV System"); and,

    WHEREAS, on December 20, 1985, the City Council enacted Resolution No. U-124 whereby the City Council approved the sale of the assets of Apollo and the transfer of the Franchise to Northeast Nebraska Cablevision Limited Partnership, a Nebraska limited partnership ("Northeast"); and,

    WHEREAS, on January 5, 1988, the City Council enacted Resolution No. X-1, whereby the City Council approved the sale of the assets of Northeast and the transfer of the Franchise to Jones Cable Income Fund I-B/C Venture, a Colorado partnership (the "Company"); and,

    WHEREAS, said Ordinance No. 83-4, as amended has been incorporated in the South Sioux City Municipal Code as Article 9 of Chapter 10.

    NOW, THEREFORE, BE IT ORDAINED BY THE MAYOR AND COUNCIL OF THE CITY OF SOUTH SIOUX CITY, NEBRASKA:

    SECTION 1: That Section 10 of Ordinance No. 83-4 (Sec. 10-910 of the South Sioux City Municipal Code) be amended by adding a new paragraph at the end of that Section to read as follows:

    By December, 1997, the Company shall perform a preliminary assessment as to the technical and economic viability of providing internet access to the Company's subscribers in the Franchise area. Depending upon such preliminary assessment, the Company may test the technical and economic parameters of providing internet access by providing such access on a limited basis to certain test homes. Depending upon the results of such test as to the technical capability of providing internet access and the demand by the Company's subscribers for internet access, the Company may provide such access at prices to be determined within the Company's sole discretion. Provided the Company can provide internet access based on the foregoing criteria, the Company shall provide free access to the institutional network ("Freenet") to all internet subscribers.

    SECTION 2: That the last paragraph of Section 19 of Ordinance No. 83-4 (Sec. 10-919 of the South Sioux City Municipal Code) be deleted in its entirety and replaced by the following language:

    The Company shall continuously monitor developments in cable technology and how other cable companies in the region have incorporated or are planning to incorporate such developments into their cable systems. Once each year, between November 30 and December 31, the City Council and the Company shall hold review sessions to discuss such developments. Such review such sessions shall be open to the public and notice thereof shall be published once, not less than ten (10) days, nor more than twenty-five (25) days, before each review session. The published notice shall specify the topic to be discussed. Prior to the review session to be held in 1999, the Company shall prepare and deliver to the City Council a written report describing developments in cable technology and whether the Company plans to incorporate any such developments into its CATV System. Based on this report, the City and the Company may agree that the CATV System or the Franchise should be updated, changed, revised, or that additional services should be provided, based upon the economic feasibility of such update, change revision or provision of additional services. In determining whether such update, change, revision or provision of additional services is economically feasible, consideration shall be given to the Company's financial condition; economic waste, if any, that would occur should the changes be made; the remaining term of the Franchise; and the rate of return on the Company's investment in the City. Additionally, by June 30, 1997, the Company will perform an analysis and assessment of whether or not it would be economically feasible and cost effective to combine customer billing and locating services. In assessing the economic viability of such a plan, the Company will compare the administrative logistics and costs which the Company would incur to the cost savings, if any, and improvements in service, if any, to the Company's subscribers. Upon presentation of a written report to the City as to the foregoing assessment and analysis, the City and the Company shall jointly decide whether implementation of such a plan is feasible; provided, however, that in ranking such joint decision, the City shall accept the findings in the Company's written report as conclusive.


    SECTION 3: That the language in Section 25 of Ordinance No. 83-4 ( Sec. 10-925 of the South Sioux City Municipal Code) is deleted in its entirety and amended to read as follows:

    This Ordinance and the rights, privileges and authority hereby granted and any franchise permitted or operated hereunder shall continue in full force and effect until June 30, 2003.


    SECTION 4. That Section 7 of Ordinance No. 83-4 be deleted in its entirety.

    SECTION 5: With the exception of the amendments to Sections 7, 10, 19, and 25 of Ordinance No. 83-4 as specified above, the Franchise shall continue in full force and effect pursuant to the same terms and conditions as the original Franchise, a copy of which is attached hereto as Exhibit A.

    SECTION 6: That all ordinances or parts of ordinances in conflict herewith are hereby repealed.

    SECTION 7: That this ordinance shall be in full force and effect from and after its approval and publication as provided by law.

    The City Council further acknowledges that it is not aware of any breach by the Company of the Franchise or applicable law, and that the Company is presently operating its CATV System in compliance with the terms and conditions of the current Franchise.

    PASSED AND APPROVED this 30th day of December, 1996.



                                        CITY COUNCIL FOR THE CITY OF SOUTH
                                        SIOUX CITY, NEBRASKA


                                        By: /s/ [SIGNATURE ILLEGIBLE]
                                           -------------------------------
                                           MAYOR


ATTEST:

[SIGNATURE ILLEGIBLE]
-----------------------------
CITY CLERK



(SEAL)